Exhibit 10.30



              Base Salaries of Named Executive Officers of KeySpan
                        in Effect as of February 20, 2007

On February 20, 2007, following the recommendation of the Compensation and Management Development Committee, KeySpan's Board of Directors set the 2007 annual base salaries of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of KeySpan Corporation (effective as of the date indicated) as follows:


            Named Executive Officer                      Salary
            -----------------------                      ------


            Robert B. Catell                             $1,220,000
            (Effective January 1, 2007)

            Gerald Luterman                              $522,000
            (Effective February 1, 2007)

            Robert J. Fani                               $919,000
            (Effective January 1, 2007)

            Wallace P. Parker, Jr.                       $668,000
            (Effective January 1, 2007)

            Steven L. Zelkowitz                          $668,000
            (Effective January 1, 2007)